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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2004


                          INVERESK RESEARCH GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          DELAWARE                    000-49765              43-1955097
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(State or Other Jurisdiction         (Commission           (IRS Employer
        of Formation)                File Number)       Identification Number)

                 11000 WESTON PARKWAY, SUITE 100, CARY, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS

      (a)   Financial Statements - None

      (b)   Pro Forma Financial Information - None

      (c)   Exhibits

            99.1 Press Release dated February 2, 2004 announcing results for the year ended December 31, 2003 (furnished pursuant to Item 12 of Form 8-K).

            99.2 Transcript of Conference Call held February 3, 2004 discussing results for the year ended December 31, 2003 (furnished pursuant to Item 12 of Form 8-K).

            99.3 Slide Presentation given on February 3, 2004 with respect to results for the year ended December 31, 2003 (furnished pursuant to Item 12 of Form 8-K).

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 2, 2004, Inveresk Research Group, Inc. (the "Company") issued a press release announcing its financial results for the year ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. On February 3, 2004, the Company held its earnings conference call regarding those financial results during which executive officers of the Company made a slide presentation. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and a copy of the slide presentation is attached hereto as
Exhibit 99.3. The conference call was pre-announced and was available to the public through live teleconference and webcast which will continue to be available until 5:00 pm EST on Monday, February 9, 2004 by replay at www.inveresk.com.

      The information contained in this Current Report on Form 8-K, including the exhibits, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  February 3, 2004                INVERESK RESEARCH GROUP, INC.


                                             By:    /s/ D.J. Paul E. Cowan
                                                   --------------------------
                                                   D.J. Paul E. Cowan
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX


        Exhibit No.
        -----------
           99.1         Press Release dated February 2, 2004 announcing
                        results for the year ended December 31, 2003 (furnished
                        pursuant to Item 12 of Form 8-K).

           99.2         Transcript of Conference Call held February 3, 2004
                        discussing results for the year ended December 31, 2003
                        (furnished pursuant to Item 12 of Form 8-K).

           99.3 Slide Presentation given on February 3, 2004 with respect to results for the year ended December
                        31, 2003 (furnished pursuant to Item 12 of Form 8-K).


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